Exhibit 10.15

AMENDMENT NO. 1 TO

FISCALNOTE HOLDINGS, INC.

CHANGE IN CONTROL SEVERANCE PLAN

This Amendment No. 1 (the “Amendment”) to the FiscalNote Holdings, Inc. Change in Control Severance Plan (the “Plan”) is hereby adopted effective as of March 22, 2022 (the “Effective Date”), pursuant to Section 19 of the Plan.

1.                    Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Plan.

2.	Plan Amendments. As of the Effective Date:

(a)       Section 2(j) of the Plan is hereby amended and restated in its entirety as follows:

“‘Eligible Executives’ shall mean any employee of the Company or one of its Affiliates expressly designated by the Administrator as an ‘Eligible Executive’ for purposes of this Plan.”

(b)       Exhibit A to the Plan is hereby amended and restated in its entirety as follows:

EXHIBIT A

“CIC Severance Period: 12 months.

For the avoidance of doubt, the severance benefit provided pursuant to Section 6(a) of the Plan shall not (A) include payment of any bonus or incentive compensation or other benefit or (B) require the acceleration or vesting of any equity or cash-based awards that otherwise may have become payable, accelerated or vested.”

3.                    Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Plan are and will remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “the Plan,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Plan as amended by this Amendment.

4.                    Governing Law. To the extent not governed by U.S. federal law, this Amendment shall be construed under and be governed in all respects by the laws of the State of Delaware, without giving effect to the conflict of laws principles.

[Signature Page Follows]

This Amendment is hereby adopted as of the date first written above.

FISCALNOTE HOLDINGS, INC.

By:	/s/ Timothy Hwang

Name:	Timothy Hwang

Title:	Chief Executive Officer

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